UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2023

Jupiter Wellness Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41126	87-2646504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1061 E. Indiantown Road, Suite 110 Jupiter, Florida	33477
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 244-7100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Common Stock, par value $0.0001 per share	JWAC	The Nasdaq Stock Market LLC

Rights, each exchangeable into one-eighth of one share of Class A Common Stock	JWACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 2, 2023, Jupiter Wellness Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). On March 8, 2023, the record date for the Special Meeting, there were 14,705,000 issued and outstanding shares Class A common stock and 3,450,000 issued and outstanding shares of Class B common stock entitled to be voted at the Special Meeting. At the Special Meeting, 14,756,963 shares of common stock of the Company entitled to vote at the Special Meeting were represented in person or by proxy.

The Company’s stockholders voted on the following proposals at the Special Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below.

1.	The Company’s stockholders voted to approve and adopt the Business Combination Agreement. The votes cast were as follows:

Votes For	Votes Against	Abstentions
8,780,698 (Class A Common Stock)	2,526,265 (Class A Common Stock)	0 (Class A Common Stock)
3,450,000 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

2.	The Company’s stockholders voted to approve the amended and restated memorandum and articles of association (the “Proposed Charter”) of Chijet Motor Company, Inc., a Cayman Islands exempted company (“Pubco”). The votes cast were as follows:

Charter Amendment Proposal A - To provide for a single class of Pubco’s ordinary shares and increase the number of authorized Pubco ordinary shares to 499,000,000 authorized shares:

Votes For	Votes Against	Abstentions
8,780,698 (Class A Common Stock)	2,526,265 (Class A Common Stock)	0 (Class A Common Stock)
3,450,000 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

Charter Amendment Proposal B - To increase the number of authorized shares of Pubco “blank check” preferred stock to 1,000,000 authorized shares:

Votes For	Votes Against	Abstentions
8,083,405 (Class A Common Stock)	3,223,558 (Class A Common Stock)	0 (Class A Common Stock)
3,450,000 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

Charter Amendment Proposal C - To establish that the board of directors of Pubco following the Closing of the Business Combination will not be divided into classes:

Votes For	Votes Against	Abstentions
10,542,181 (Class A Common Stock)	764,782 (Class A Common Stock)	0 (Class A Common Stock)
3,450,000 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

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3.	The Company’s stockholders voted to approve, on a non-binding advisory basis, proposals to approve certain governance provisions in the Proposed Charter. The votes cast were as follows:

Advisory Charter Amendment Proposal A - To provide for a single class of Pubco ordinary shares and increase the number of authorized Pubco ordinary shares to 499,000,000 authorized shares:

Votes For	Votes Against	Abstentions
8,780,698 (Class A Common Stock)	2,526,265 (Class A Common Stock)	0 (Class A Common Stock)
3,450,000 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

Advisory Charter Amendment Proposal B - To increase the number of authorized shares of Pubco “blank check” preferred shares to 1,000,000 authorized shares:

Votes For	Votes Against	Abstentions
8,083,405 (Class A Common Stock)	3,223,558 (Class A Common Stock)	0 (Class A Common Stock)
3,450,000 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

Advisory Charter Amendment Proposal C - To establish that the board of directors of Pubco following the Closing of the Business Combination will not be divided into classes.

Votes For	Votes Against	Abstentions
10,542,181 (Class A Common Stock)	764,782 (Class A Common Stock)	0 (Class A Common Stock)
3,450,000 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

4.	The Company’s stockholders voted to approve, for the purposes of complying with the applicable listing rules of The Nasdaq Stock Market LLC, the issuance of up to 178,271,227 Pubco’s ordinary shares. The votes cast were as follows:

Votes For	Votes Against	Abstentions
8,780,698 (Class A Common Stock)	2,526,265 (Class A Common Stock)	0 (Class A Common Stock)
3,450,000 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

5.	The Company’s stockholders voted to approve the adoption of the Chijet Motors 2023 Stock Incentive Plan. The votes cast were as follows:

Votes For	Votes Against	Abstentions
8,450,357 (Class A Common Stock)	2,856,606 (Class A Common Stock)	0 (Class A Common Stock)
3,450,000 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

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6.	The Company’s stockholders voted to adjourn the Special Meeting. The votes cast were as follows:

Votes For	Votes Against	Abstentions
8,780,698 (Class A Common Stock)	2,526,265 (Class A Common Stock)	0 (Class A Common Stock)
3,450,000 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of the Company. These statements are based on the beliefs and assumptions of the management of the Company. Although the Company believes that their plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, the Company’s management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the Company, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. New risk factors that may affect actual results or outcomes emerge from time to time and it is not possible to predict all such risk factors, nor the Company assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. The Company prior to the Business Combination, and the combined company following the Business Combination, undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITER WELLNESS ACQUISITION CORP.

Date: May 2, 2023	By:	/s/ Brian John
	Name:	Brian John
	Title:	Chief Executive Officer

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